Exhibit 10.20.1

FIRST AMENDMENT

TO

PURCHASE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November 24, 2003, between RLJ Tampa Hotel, LLC (“Seller”) and HIGHLAND HOSPITALITY, L.P., a Delaware limited partnership (“Purchaser”).

RECITALS

WHEREAS, Seller and Barceló Crestline Corporation (“Barceló Crestline”) have entered into that certain Purchase Agreement dated as of October 10, 2003 (the “Original Agreement”); and

WHEREAS, Barceló Crestline has assigned all of its right, title and interest in and to the Original Agreement to Purchaser pursuant to that certain Assignment and Assumption Agreement dated as October 23, 2003; and

WHEREAS, Purchaser and Seller have agreed to amend certain provisions of the Original Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. The date “November 24, 2003” in Section 6.2(b) of the Agreement is hereby changed to 5:00 p.m. E.S.T. “November 26, 2003.”

Except as amended by Section 1 above, the Original Agreement is unchanged and remains in full force and effect.

3. This Amendment may be executed in separate counterparts, the signatures on which may be by facsimile, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

[Signatures on Following Page]

IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the date first above written.

SELLER: RLJ TAMPA HOTEL, LLC

By:	/s/ Thomas J. Baltimore, Jr.

Name: Thomas J. Baltimore, Jr. Title: President

PURCHASER: HIGHLAND HOSPITALITY, L.P. By: Highland Hospitality Corporation, Its General Partner

By:	/s/ Tracy M. J. Colden

Name: Tracy M. J. Colden Title: Executive Vice President

Acknowledged And

Agreed:

BARCELÓ CRESTLINE CORPORATION

By:	/s/ Tracy M. J. Colden

Name: Tracy M. J. Colden Title: Executive Vice President

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